EXHIBIT 99


                   TEXT OF INVESTOR RELATIONS SLIDESHOW IN USE
                             BEGINNING JUNE 11, 2002

                           FORWARD-LOOKING STATEMENTS

Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. These forward-looking statements speak only as of this date. HEALTHSOUTH undertakes no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. Please refer to the company's SEC filings for a description of some of the factors that may affect the accuracy of such forward-looking statements.
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                           LEADING HEALTHCARE PROVIDER
o   Approximately 1,900 Facilities in All 50 States and Every Major
    Metropolitan Market
o   Largest Operator of:
    -   Inpatient and Outpatient Rehabilitation Facilities
    -   Freestanding Outpatient Surgery Centers
    -   Freestanding Diagnostic Centers
o   Over $4.4 Billion in LTM Revenue with $1.2 Billion LTM EBITDA

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                                OUTPATIENT REHAB
                        #1 Market Share - 1,419 Locations
                            10% of $10 Billion Market

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                               OUTPATIENT SURGERY
                         #1 Market Share - 208 Locations
                            16% of $6 Billion Market
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                               DIAGNOSTIC IMAGING
                         #1 Market Share - 134 Locations
                             4% of $8 Billion Market

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                            INPATIENT REHABILITATION
                         #1 Market Share - 117 Locations
                      22% of 35,000 Bed Market (7,564 Beds)

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                             HEALTHSOUTH CORPORATION
              National Footprint with Approximately 1,900 Locations

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                             HEALTHSOUTH CORPORATION
                              Current MSA Coverage

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                             HEALTHSOUTH CORPORATION
                             Backfill Opportunities

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                               TOP PAYOR COVERAGE

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                          LEADING SPORTS RELATIONSHIPS
                            Unique National Presence
        STRONG BRAND EQUITY AND RELATIONSHIPS WITH LEADING PROFESSIONAL
                        AND AMATEUR SPORTS ORGANIZATIONS

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                         JV AND STRATEGIC RELATIONSHIPS

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                    HEALTHSOUTH INTEGRATED WORKSITE SERVICES
o   Largest Provider of Worksite Health and Disability Management
    Services in North America

o   Provide Physical Therapy, Fitness, Wellness, Case Management,
    Occupational Health and Ergonomic Services to over 425 Worksite Locations
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                               WORKSITE CASE STUDY
o   Delta Operations Center
    -   Internal Audit conducted January, 2002

    -   Before the HEALTHSOUTH Ergonomic Awareness Program
        o   Six Departments Had a Total of 16 Back Injuries.

    -   After the HEALTHSOUTH Ergonomic Awareness Program was Implemented
        o   Only 2 Back Injuries
        o   Reduction in Total Worker's Comp Costs of $350,000 Over Two Years.
        o   Lost Work Days Reduced from 14 per Claim to 7
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                               EMPLOYER CONTRACTS
              Direct Employer Contracts with Fortune 1000 Companies

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                               PROVIDER OF CHOICE

        o   Unique National Presence

        o Demographics Favor Outpatient Services Over Traditional Acute-Care Offerings

        o Our Integrated Service Model Moves the Patient Through the System More Efficiently

        o   HEALTHSOUTH Is a Leader in Technological Advances
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                             HEALTHSOUTH ADDS VALUE
                                  TO PHYSICIANS
o   Superior Clinical Care
o   Convenience of Ambulatory Setting
o   Dependable Block Times for Surgeons
o   Access to Additional Patient Volume
o   Ideal Platform for Introducing New Procedures and Technologies
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                             HEALTHSOUTH ADDS VALUE
                                   TO PATIENTS
o   Superior Clinical
    Care
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                             HEALTHSOUTH ADDS VALUE
                                   TO PATIENTS
o   Convenience of Ambulatory Setting
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                             HEALTHSOUTH ADDS VALUE
                                   TO PATIENTS
o        Pristine Facilities
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                                 PRISTINE AUDIT
o   Unannounced Audit of Every  HEALTHSOUTH Facility
o   50 Point Checklist
o   Conducted by Ernst & Young
o   Overall Score of 98
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                         RECOGNIZED CLINICAL EXCELLENCE
                           2001 JCAHO Survey Results:
             HEALTHSOUTH Facility Scores vs. National Average Scores


                National Hospital Organizations          91
                National Ambulatory Organizations        93

                HEALTHSOUTH Rehabilitation               94
                HEALTHSOUTH Surgery Centers              95
                HEALTHSOUTH Diagnostic                   96

                Source: 2001 JCAHO SURVEY RESULTS
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                             HEALTHSOUTH ADDS VALUE
                                    TO PAYORS
o   Lower Cost Per Episode
o   Ambulatory Setting More Cost Efficient
    PROCEDURE              HEALTHSOUTH      ACUTE CARE           SAVINGS
    ----------------------------------------------------------------------------
    Knee (ACL)             $1,607           $2,768                42%
    Shoulder               $2,259           $4,070                44%
    Nasal Septum           $1,111           $2,327                52%
o   NATIONAL PROVIDER NETWORK
o   ELECTRONIC CLAIMS SUBMISSION
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                                    PAYOR MIX

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                               HEALTHSOUTH REVENUE
                                 BY PRODUCT LINE

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                         OUTPATIENT REHAB: GROWTH AREAS
o   Functional Capacity Evaluations (FCEs)
    -   Market Size of Approximately $1 Billion

o   Expand Fitness Center Programs

o   Increase Number of Referring Physicians

o   Increase Number of Annual Referrals per Physician
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                        OUTPATIENT SURGERY: GROWTH AREAS
o   Add Surgeons Through Partnership Syndications
        -   Added 672 New Surgical Partners to Date; Goal of 1,000
        -   Same Store Volume Up 7 Consecutive Quarters

o   Ensure Maximum Utilization by Surgical Partners

o   Highlight Physicians through Various Media Outlets

o   Introduce New Technologies To Drive Volume
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                            DIAGNOSTIC: GROWTH AREAS
o   New Diagnostic Applications
    -   New Technology Allows High-Speed, High Resolution Organ Scans
    -   Cardiac CT
    -   PET Scanners
    -   Virtual Colonoscopy
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                          INPATIENT REHAB: GROWTH AREAS
o   Expand Relationships with Tertiary-care Hospitals
o   Expand Product Lines
    -   Alliance with American Stroke Association
    -   Neurological Trauma
o   Take Advantage of Acute Care Units/Wings that May be Shut Down Due to PPS
o   First Time Ever Marketing to Medicare Patient Population
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                           REALIZE THE BENEFITS OF PPS
o   Effective January 1, 2002

o Have Received Notification of Payment on Several Thousand Claims Submitted Under PPS

o   Payment Has Been Identical to HEALTHSOUTH's Expected Payment

o   Validates HEALTHSOUTH's Analysis of Positive PPS Impact

o   Projected Contribution of at Least $0.07 to EPS in 2002

o   Upon Full Implementation, Expected Pre-Tax Benefit of Approximately $75MM
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                         TARGETED POPULATIONS UNDER PPS

                             Profit Margin               HEALTHSOUTH
Population                      Per Case                  Case Mix
----------                      --------                  --------

Stroke                              33%                       15%

Joint Replacement                   31%                       17%

Hip Fracture                        30%                       11%

Pulmonary                           28%                        6%

Cardiac                             28%                        8%

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                            OTHER GROWTH INITIATIVES
o   Clinical Trials
    -   Infrastructure in Place
    -   54 Trials Currently in Pipeline
o   Nationwide Platform To Roll Out New Devices and Technologies
o   New Medical Center
    -   State of the Art Design To Include Integrated Wireless Technologies
    -   Opening Mid 2004 in Birmingham, Alabama

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                                  REVENUE TREND
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                                  EBITDA Trend
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                               EBITDA MARGIN TREND
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                                    EPS TREND
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                                2002 EPS GUIDANCE
                              Represents 39% Growth
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                              BALANCE SHEET RATIOS

                       1999    2000    2001    2002
                       ----    ----    ----    ----
Net Debt/Cap           48.2%   46.2%   42.0%   43.6%

EBITDA/Interest         6.9x    5.1x    5.6x    6.0x

Debt/EBITDA             2.6%    2.8x    2.5x    2.4x

Debt                  $3.11B   $3.21B  $3.03B  $3.02B

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                                  RECENT EVENTS
o   $1B, 10 Year Senior Notes Offering
    -        Upsized from Initial $500MM Offering
    - Priced at Tight End of Range (T+248 bps to yield 7.73%)
o New $1.2B Bank Facility
    - 5 Year Revolver - Replaces $1.75B Revolver which Matures June '03
    - Expect to Close by the End of 2Q02
o     Refinance $207MM in Synthetic Leases
    - Includes Corporate Headquarters, 9 Rehab Hospitals, and Digital Hospital
    - Bring Back on Balance Sheet Given New FASB Guidelines and Investor Concerns Over Off-Balance Sheet Items
    - Will Appear as $207MM in Capex in 2Q02
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                            STRONG LIQUIDITY POSITION

o   Full Availability Under New Bank Facility
o   Cash in Excess of $400MM
o New Facility Will Provide Ample Availability to Take Out Last Remaining 2003 Maturity ($568MM Convert);
    No Significant Maturities until 2007
o   No Off-Balance Sheet Financing Issues
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                               FINANCIAL STRATEGY
o   20%+ Hurdle Rate on Growth Opportunities
o   Deploy Capital Strategically
o   Generate Strong Free Cash Flow

RESULT:  SUSTAINABLE, LONG-TERM GROWTH COMPANY
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                                     SUMMARY
o Leading Provider in Core Business Lines and One of the Largest Healthcare Providers in the US
o   Strong Credit Profile Due to Robust Cash Flow Margins
o   Solid Balance Sheet with Substantial Liquidity
o   Projected 39% Earnings Growth in 2002
o   National Network of High-Quality, State-of-the-Art Facilities